UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2025 (November 19, 2025)

Tredegar Corporation

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Tredegar Corporation (the “Company”) on November 20, 2025 (the “Prior 8-K”). As disclosed in the Prior 8-K, the Company’s Board of Directors elected Arijit (Bapi) DasGupta as the Company’s President and Chief Executive Officer and Frasier W. Brickhouse, II as the Company’s Vice President and Chief Financial Officer, each effective January 1, 2026. This Current Report on Form 8-K/A is being filed to reflect certain compensatory matters that were determined after filing the Prior Form 8-K.

Chief Executive Officer Compensation

In connection with his election as President and Chief Executive Officer, Dr. DasGupta will receive (i) an annual base salary of $625,000, (ii) a target short-term incentive opportunity of 100% of annual base salary and a maximum opportunity of 200% of annual base salary and (iii) a target long-term incentive award opportunity of 100% of annual base salary. Additionally, Dr. DasGupta will receive the following benefits in the event of his retirement or termination (other than for cause):

•	12 months of COBRA benefits;

•	prorated share of new restricted stock award grants from 2026 onward;

•	prorated share of new grants of performance units from 2026 onward, if earned, to be paid on normal schedule; and

•	prorated share of short-term cash incentive plan awards, if earned, to be paid on normal schedule.

Chief Financial Officer Compensation

In connection with his election as Vice President and Chief Financial Officer, Mr. Brickhouse will receive (i) an annual base salary of $400,000, (ii) a target short-term incentive opportunity of 60% of annual base salary and a maximum opportunity of 120% of annual base salary and (iii) a target long-term incentive award opportunity of 80% of annual base salary. Additionally, Mr. Brickhouse will receive the following benefits in the event of his not-for-cause termination:

•	one times his annual base salary;

•	12 months of COBRA benefits;

•	prorated share of grants of performance units, if earned, to be paid on normal schedule; and

•	prorated share of short-term cash incentive plan awards, if earned, to be paid on normal schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: January 6, 2026	By:	/s/ Kevin C. Donnelly
Kevin C. Donnelly
Executive Vice President, General Counsel and Corporate Secretary